EXHIBIT 99.1
GIANT INDUSTRIES, INC.
NEWS RELEASE

Contact: Mark B. Cox
         Executive Vice President, Treasurer, & Chief Financial Officer Giant Industries, Inc.
         (480) 585-8888

FOR IMMEDIATE RELEASE

May 03, 2006

                    GIANT INDUSTRIES, INC. ANNOUNCES
                  FIRST QUARTER 2006 OPERATING RESULTS

Scottsdale, Arizona, May 03, 2006 ? Giant Industries, Inc. [NYSE: GI] today reported a net loss for the first quarter ended March 31, 2006 of $12.4 million or $0.85 per diluted share. This compares to net earnings for the first quarter of 2005 of $10.1 million or $0.80 per diluted share.

Fred Holliger, Giant's Chief Executive Officer, said, "Our first quarter was negatively impacted by low production levels at the Yorktown refinery. Following a fire in late November 2005, the refinery was shut down until January 15, 2006. Upon resuming operations, Yorktown operated at approximately two-thirds of capacity or approximately 40,000 barrels per day for most of the remainder of the quarter, however, the Fluid Catalytic Cracker unit did not return to operation until mid-April. As a result, in the first quarter of 2006, Yorktown had refinery sourced sales of approximately 33,000 barrels per day compared to approximately 63,000 barrels per day in the first quarter last year. Additionally, operating the refinery without the Fluid Catalytic Cracker resulted in the production of approximately 18,000 barrels per day of lower value feedstocks that were sold at a substantial discount. Normally, these feedstocks are processed in the Fluid Catalytic Cracker where they are upgraded to higher value finished products. On a positive note, earnings in the first quarter at our Four Corners refineries exceeded the prior year level as well as their budgeted levels for the first quarter of 2006 as refining margins were strong in our marketing areas."

"We are currently in discussions with our insurers regarding our recoveries relative to the property damage and business interruption loss at Yorktown. In the first quarter, we received a partial advance from our insurers in the amount of $9.9 million and we are hopeful that we will be able to finalize the claim in a timely manner. It should be noted that all future insurance proceeds will be booked as income at the time they are received. Due to the refining margin environment during our outage we believe that these reimbursements will have a significant impact on our 2006 earnings."
 "Retail operations operating profit was up $2.7 million as a result of improvement in fuel margins and improved merchandise and fuel sales in the first quarter of 2006 compared to the first quarter last year. Same store fuel volumes increased by more than three percent and merchandise sales increased about six percent in the quarter over last year's first quarter level. "

"Our Wholesale operations also continued to perform well in the first quarter of 2006 as the operating income contribution from our Wholesale operations increased by approximately 32% as a result of the additional contribution from an acquisition completed in July 2005."

Holliger continued, "At Yorktown, we recently completed the repairs on the units damaged by the fire, as well as a turnaround of the Fluid Catalytic Cracker unit. We also completed an upgrade project that should increase our yield of higher value finished products from the Fluid Catalytic Cracker. The refinery is currently operating at full capacity, and we are encouraged by the improved product yield that we are experiencing from the Fluid Catalytic Cracker."

Commenting on second quarter operations, Holliger said, "Refining margins at the Four Corners refineries and Yorktown refinery are currently higher than the same time last year. We continue to believe that strong product demand coupled with refining capacity constraints support a positive second quarter outlook for the industry as well as the remainder of 2006."

"The Wholesale group continues to experience growth in fuel volumes and higher fuel margins compared to the same time last year. Our Retail operations are continuing to experience growth in both merchandise and fuel sales on a comparable store basis. Recently, fuel margins within our Retail operations have been lower primarily due to increases in the cost of fuel, while merchandise margins have remained stable."

Giant's senior management will hold a conference call at 2:00 p.m. EDT on May 4, 2006 to discuss this earnings release and provide an update on company operations. The conference call will be broadcast live on the company's website at www.giant.com.

Giant Industries, Inc., headquartered in Scottsdale, Arizona, is a refiner and marketer of petroleum products. Giant owns and operates one Virginia and two New Mexico crude oil refineries, a crude oil gathering pipeline system based in Farmington, New Mexico, which services the New Mexico refineries, finished products distribution terminals in Albuquerque, New Mexico and Flagstaff, Arizona, a fleet of crude oil and finished product truck transports, and a chain of retail service station/convenience stores in New Mexico, Colorado, and Arizona. Giant is also the parent Company of Phoenix Fuel Co., Inc. and Dial Oil Co., both of which are wholesale petroleum products distributors. For more information, please visit Giant's website at www.giant.com.

This press release contains forward-looking statements that involve known and unknown risks and uncertainties. Forward-looking statements are identified by words or phrases such as "believes," "expects," "anticipates," "estimates," "should," "could," "plans," "intends," "will," variations of such words and phrases, and other similar expressions. While these forward-looking statements are made in good faith, and reflect the Company's current judgment regarding such matters, actual results could vary materially from the forward-looking statements. Important factors that could cause actual results to differ from forward-looking statements include, but are not limited to: the risk that insurance proceeds will not have a significant impact on 2006 earnings; the risk that upgrades to the Fluid Catalytic Cracker will not continue to produce improved product yields; the risk that refining margins will not remain higher than the same time last year; the risk that product demand will not remain strong; the risk that refining capacity constraints will not continue; the risk that the Wholesale group will not continue to experience growth in fuel volumes and margins; the risk that our Retail group will not continue to experience growth in both merchandise and fuel sales on a comparable store basis; and other risks detailed from time to time in the Company's filings with the Securities and Exchange Commission. All subsequent written and oral forward-looking statements attributable to the Company, or persons acting on behalf of the Company, are expressly qualified in their entirety by the foregoing. Forward-looking statements made by the Company represent its judgment on the dates such statements are made. The Company assumes no obligation to update any forward-looking statements to reflect new or changed events or circumstance.

                    CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                       (Unaudited)


                                     (In thousands except shares and per share data)
------------------------------------------------------------------------------------
                                                        Three Months Ended March 31,
------------------------------------------------------------------------------------
                                                          2006              2005
------------------------------------------------------------------------------------
Net revenues                                           $   863,025       $   711,726
Cost of products sold (excluding depreciation
  and amortization)                                        810,552           625,790
------------------------------------------------------------------------------------
Operating expenses                                          52,688            46,244
Depreciation and amortization                                9,567            10,970
Selling, general and administrative expenses                10,006             7,799
Net gain on disposal/write-down of assets                     (640)              (13)
Gain from insurance settlement due to fire incident         (2,853)           (3,492)
------------------------------------------------------------------------------------
Operating (loss)/ income                                   (16,295)           24,428
Interest expense                                            (4,682)           (6,993)
Amortization of financing costs                               (399)             (504)
Investment and other income                                  1,602               120
------------------------------------------------------------------------------------
(Loss)/earnings from continuing operations
  before income taxes                                      (19,774)           17,051
(Benefit)/provision for income taxes                        (7,424)            6,993
------------------------------------------------------------------------------------
(Loss)/earnings from continuing operations                 (12,350)           10,058
Loss from discontinued operations, net of
  income tax benefit of $4                                       -                (7)
------------------------------------------------------------------------------------
Net (loss)/earnings                                    $   (12,350)      $    10,051
====================================================================================

Net (loss)/earnings per common share:
  Basic
    Continuing operations                              $     (0.85)      $      0.81
    Discontinued operations                                      -                 -
------------------------------------------------------------------------------------
                                                       $     (0.85)      $      0.81
====================================================================================
  Assuming dilution
    Continuing operations                              $     (0.85)      $      0.80
    Discontinued operations                                      -                 -
------------------------------------------------------------------------------------
                                                       $     (0.85)      $      0.80
====================================================================================
Weighted average number of shares outstanding:
  Basic                                                 14,582,228        12,381,540
  Assuming dilution                                     14,582,228        12,579,201
====================================================================================

                          CONDENSED CONSOLIDATED BALANCE SHEETS
                                     (Unaudited)

                                                              (In thousands)
-----------------------------------------------------------------------------------------
                                                     March 31, 2006     December 31, 2005
-----------------------------------------------------------------------------------------
Assets
Current assets                                         $  384,377          $  442,355
-----------------------------------------------------------------------------------------
Property, plant and equipment                             826,478             764,788
  Less accumulated depreciation and amortization         (300,354)           (297,962)
-----------------------------------------------------------------------------------------
                                                          526,124             466,826
Other assets                                               79,280              75,291
-----------------------------------------------------------------------------------------
Total Assets                                           $  989,781          $  984,472
=========================================================================================

Liabilities and Stockholders' Equity
Current liabilities                                    $  226,410          $  208,508
Long-term debt                                            274,990             274,864
Deferred income taxes                                      72,834              76,834
Other liabilities                                          26,485              24,430
Stockholders' equity                                      389,062             399,836
-----------------------------------------------------------------------------------------
Total Liabilities and Stockholders' Equity             $  989,781          $  984,472
=========================================================================================

                                            OPERATING STATISTICS

                                            1 Qtr. 2006  4 Qtr. 2005  3 Qtr. 2005  2 Qtr. 2005  1 Qtr. 2005
-----------------------------------------------------------------------------------------------------------
Refining Group:
---------------
Four Corners Operations:
Crude Oil/NGL Throughput (BPD)                 29,122       29,033       29,867       29,811       28,810
Refinery Sourced Sales Barrels (BPD)           28,471       27,075       29,096       29,344       28,559
Avg. Crude Oil Costs ($/Bbl)                 $  62.30     $  60.21     $  60.59     $  51.64     $  47.46
Refining Margins ($/Bbl)                     $  10.84     $  16.64     $  18.08     $  13.48     $   7.86
Retail Fuel Volumes Sold as a % of Four
  Corners Refinery's Sourced Sales Barrels         38%          37%          38%          37%          37%

Yorktown Operations:
Crude Oil/NGL Throughput (BPD)                 37,589       41,685       68,201       68,449       65,740
Refinery Sourced Sales Barrels (BPD)           33,466       45,566       70,936       71,539       62,726
Avg. Crude Oil Costs ($/Bbl)                 $  59.02     $  57.72     $  58.05     $  48.76     $  44.96
Refining Margins ($/Bbl)                     $  (3.50)    $   9.61     $  11.25     $   7.30     $   6.78

Retail Group:(1)
-------------
Fuel Gallons Sold (000's)                      40,386       39,229       42,529       41,410       39,469
Fuel Margins ($/gal)                         $   0.14     $   0.29     $   0.21     $   0.17     $   0.11
Merchandise Sales ($ in 000's)               $ 33,312     $ 34,524     $ 38,285     $ 36,325     $ 31,287
Merchandise Margins                                27%          28%          27%          27%          27%
Number of Operating Units at End of Period        122          123          124          124          125

Wholesale Group:
----------------
Phoenix Fuel
------------
Fuel Gallons Sold (000's)                     120,681      119,029      118,844      120,344      120,865
Fuel Margins ($/gal)                         $   0.06     $   0.08     $   0.08     $   0.06     $   0.06
Lubricant Sales ($ in 000's)                 $  9,564     $  8,295     $  8,247     $  9,027     $  8,412
Lubricant Margins                                  14%          14%          28%          10%          14%
Dial Oil
--------
Fuel Gallons Sold (000's)                      25,942       28,491       24,963            -            -
Fuel Margins ($/gal)                         $   0.14     $   0.18     $   0.12            -            -
Lubricant Sales ($ in 000's)                 $  8,080     $  6,494     $  5,833            -            -
Lubricant Margins                                  11%          16%          13%           -            -
Merchandise Sales ($ in 000's)               $  2,219     $  1,800     $  2,241            -            -
Merchandise Margins                                30%          36%          26%           -            -
Operating Retail Outlets at Period End             12           12           12            -            -
===========================================================================================================


                                            1 Qtr. 2006  4 Qtr. 2005  3 Qtr. 2005  2 Qtr. 2005  1 Qtr. 2005
-----------------------------------------------------------------------------------------------------------
Operating (loss)/income(before
  corporate allocations) (in 000's)
-----------------------------------
Refining - Four Corners Operations           $ 11,233     $ 22,539     $ 32,968     $ 19,724     $  6,285
         - Yorktown Operations                (30,805)      16,533       52,288       27,312       17,650
Retail(1)                                         990        6,169        3,804        3,114       (1,679)
Wholesale:
  Phoenix Fuel                                  2,987        4,110        6,641        2,815        3,699
  Dial Oil                                      1,909        2,581        1,509            -            -
Corporate                                      (6,102)      (5,800)     (11,698)      (8,557)      (5,043)
Net gain/(loss) on disposal/write-down
   of assets(1)(2)                              3,493         (174)      (1,055)         425        3,505
-----------------------------------------------------------------------------------------------------------
Total(1)                                     $(16,295)    $ 45,958     $ 84,457     $ 44,833     $ 24,417
===========================================================================================================

Capital expenditures (in 000's)(3)
Refining - Four Corners Operations(4)        $  9,783     $  5,687     $  3,958     $  1,930     $  1,167
         - Yorktown Operations(5)              47,791       14,190       14,734       10,790        9,837
Retail                                            814        1,488        1,221        1,230          780
Wholesale:
  Phoenix Fuel                                  1,048          366          470          576          458
  Dial Oil                                        156          163           58            -            -
Corporate                                         105          375          252          345          584
-----------------------------------------------------------------------------------------------------------
Total                                        $ 59,697     $ 22,269     $ 20,693     $ 14,871     $ 12,826
===========================================================================================================

(1) Includes discontinued operations.
(2) Includes insurance proceeds related to the Ciniza and Yorktown fire incident.
(3) Excludes Yorktown refinery acquisition contingent payments.
(4) Includes disbursements related to the Ciniza fire incident.
(5) Includes disbursements related to the Yorktown fire incident.

                                Selected Financial Data

                                                     March 31, 2006     December 31, 2005
-----------------------------------------------------------------------------------------
Working Capital (In Thousands)                          $ 157,967           $ 233,847
Current Ratio                                              1.70:1              2.12:1
Long-Term Debt As A Percent of Total Capital (6)             41.4%               40.7%
Net Debt As A Percent of Total Net Capital (7)               32.9%               21.7%
Book Value Per Share (8)                                $   26.57           $   27.36
Net cash (used in)/provided by operating activities     $ (31,498)          $ 188,808
-----------------------------------------------------------------------------------------

(6)  Total capital represents long-term debt plus total stockholders' equity.
(7)  Net debt represents long-term debt less cash and cash equivalents. Total net capital represents long-term debt less cash and cash equivalents plus total stockholders' equity.
(8)  Book value per share represents total stockholders' equity divided by number of common shares outstanding.



        Share Price Data  (NYSE: GI)

                    High      Low    Close
-------------------------------------------
2006 1st Quarter   $71.00   $52.44   $69.54
2005 4th Quarter   $60.50   $47.80   $51.96
2005 3rd Quarter   $59.74   $35.90   $58.54
2005 2nd Quarter   $36.49   $25.52   $36.00
2005 1st Quarter   $31.81   $23.54   $25.70

RECONCILIATIONS TO AMOUNTS REPORTED UNDER GENERALLY ACCEPTED ACCOUNTING
PRINCIPLES

REFINING GROUP
--------------

Refining Margin
---------------
Refining margin is the difference between average net sales prices and average cost of products produced per refinery sourced sales barrel of refined product. Refining margins for each of our refineries and all of our refineries on a consolidated basis are calculated as shown below.

                                                                 Three Months Ended March 31,
---------------------------------------------------------------------------------------------
                                                                   2006              2005
---------------------------------------------------------------------------------------------
AVERAGE PER BARREL

Four Corners Operations
  Net sales                                                     $   76.39         $   59.15
  Less cost of products                                             65.55             51.29
---------------------------------------------------------------------------------------------
    Refining margin                                             $   10.84         $    7.86
=============================================================================================
Yorktown Operations
  Net sales                                                     $   62.11         $   52.63
  Less cost of products                                             65.61             45.85
---------------------------------------------------------------------------------------------
    Refining margin                                             $   (3.50)        $    6.78
=============================================================================================
Consolidated
  Net sales                                                     $   68.68         $   54.67
  Less cost of products                                             65.59             47.55
---------------------------------------------------------------------------------------------
    Refining margin                                             $    3.09         $    7.12
=============================================================================================
Reconciliations of refined product sales from
produced products sold per barrel to net revenues

Four Corners Operations
  Average sales price per produced barrel sold                  $   76.39         $   59.15
  Times refinery sourced sales barrels per day                     28,471            28,559
  Times number of days in period                                       90                90
---------------------------------------------------------------------------------------------
   Refined product sales from produced products sold* (000's)   $ 195,741         $ 152,034
=============================================================================================
Yorktown Operations
  Average sales price per produced barrel sold                  $   62.11         $   52.63
  Times refinery sourced sales barrels per day                     33,466            62,726
  Times number of days in period                                       90                90
---------------------------------------------------------------------------------------------
   Refined product sales from produced products sold* (000's)   $ 187,072         $ 297,114
=============================================================================================
Consolidated (000's)
  Sum of refined product sales from produced products sold*     $ 382,813         $ 449,148
  Purchased product, Transportation and other revenues            183,571            43,879
---------------------------------------------------------------------------------------------
    Net revenue                                                 $ 566,384         $ 493,027
=============================================================================================
*Includes inter-segment net revenues.

                                                                 Three Months Ended March 31,
---------------------------------------------------------------------------------------------
                                                                   2006              2005
---------------------------------------------------------------------------------------------
Reconciliation of average cost of products per
produced per barrel sold to total cost of products
sold (excluding depreciation and amortization)

Four Corners Operations
  Average cost of products per produced barrel sold             $   65.55         $   51.29
  Times refinery sourced sales barrels per day                     28,471            28,559
  Times number of days in period                                       90                90
---------------------------------------------------------------------------------------------
    Cost of products for produced products sold (000's)         $ 167,965         $ 131,831
=============================================================================================

Yorktown Operations
  Average cost of products per produced barrel sold             $   65.61         $   45.85
  Times refinery sourced sales barrels per day                     33,466            62,726
  Times number of days in period                                       90                90
---------------------------------------------------------------------------------------------
    Cost of products for produced products sold (000's)         $ 197,613         $ 258,839
=============================================================================================

Consolidated
  Sum of refined cost of produced products sold                 $ 365,578         $ 390,670
  Purchased product, transportation and other
    cost of products sold                                         175,210            36,398
---------------------------------------------------------------------------------------------
    Total cost of products sold (excluding
      depreciation and amortization)                            $ 540,788         $ 427,068
=============================================================================================


RETAIL GROUP
------------

Fuel Margin
-----------
Fuel margin is the difference between fuel sales less cost of fuel sales divided by number of gallons sold.

                                                                 Three Months Ended March 31,
---------------------------------------------------------------------------------------------
                                                                   2006              2005
---------------------------------------------------------------------------------------------
(in 000's except fuel margin per gallon)

Fuel sales                                                      $  97,177         $  76,697
Less cost of fuel sold                                             91,485            72,209
---------------------------------------------------------------------------------------------
Fuel margin                                                     $   5,692         $   4,488
Number of gallons sold                                             40,386            39,469
Fuel margin per gallon                                          $    0.14         $    0.11

Reconciliation of fuel sales to net revenues (000's)

Fuel sales                                                      $  97,177         $  76,697
Excise taxes included in sales                                    (15,484)          (14,887)
---------------------------------------------------------------------------------------------
Fuel sales, net of excise taxes                                    81,693            61,810
Merchandise sales                                                  33,312            31,287
Other sales                                                         4,960             3,829
---------------------------------------------------------------------------------------------
Net revenues                                                    $ 119,965         $  96,926
=============================================================================================

Reconciliation of fuel cost of products sold to total cost of products sold (excluding depreciation and amortization) (000's)

Fuel cost of products sold                                      $  91,485         $  72,209
Excise taxes included in cost of products sold                    (15,484)          (14,887)
---------------------------------------------------------------------------------------------
Fuel cost of products sold, net of excise taxes                    76,001            57,322
Merchandise cost of products sold                                  24,239            22,785
Other cost of products sold                                         4,015             3,068
---------------------------------------------------------------------------------------------
Total cost of products sold (excluding
  depreciation and amortization)                                $ 104,255         $  83,175
=============================================================================================

WHOLESALE GROUP
---------------

Fuel Margin
-----------
Fuel margin is the difference between fuel sales less cost of fuel sales divided by number of gallons sold.

Phoenix Fuel
------------

                                                                 Three Months Ended March 31,
---------------------------------------------------------------------------------------------
                                                                   2006              2005
---------------------------------------------------------------------------------------------
(in 000's except fuel margin per gallon)

Fuel sales                                                      $ 270,312         $ 222,887
Less cost of fuel sold                                            263,362           215,434
---------------------------------------------------------------------------------------------
Fuel margin                                                     $   6,950         $   7,453
Number of gallons sold                                            120,681           120,865
Fuel margin per gallon                                          $    0.06         $    0.06

Reconciliation of fuel sales to net revenues (000's)

Fuel sales                                                      $ 270,312         $ 222,887
Excise taxes included in sales                                    (45,431)          (40,832)
---------------------------------------------------------------------------------------------
Fuel sales, net of excise taxes                                   224,881           182,055
Lubricant sales                                                     9,564             8,412
Other sales                                                         1,214             1,197
---------------------------------------------------------------------------------------------
Net revenues                                                    $ 235,659         $ 191,664
=============================================================================================

Reconciliation of fuel cost of products sold to total cost of products sold (excluding depreciation and amortization) (000's)

Fuel cost of products sold                                      $ 263,362         $ 215,434
Excise taxes included in cost of products sold                    (45,431)          (40,832)
---------------------------------------------------------------------------------------------
Fuel cost of products sold, net of excise taxes                   217,931           174,602
Lubricant cost of products sold                                     8,179             7,242
Other cost of products sold                                           216               332
---------------------------------------------------------------------------------------------
Total cost of products sold (excluding
  depreciation and amortization)                                $ 226,326         $ 182,176
=============================================================================================

Dial Oil(1),(2)
--------

                                                                 Three Months Ended March 31,
---------------------------------------------------------------------------------------------
                                                                   2006              2005
---------------------------------------------------------------------------------------------
(in 000's except fuel margin per gallon)

Fuel sales                                                      $  51,283         $       -
Less cost of fuel sold                                             47,567                 -
---------------------------------------------------------------------------------------------
Fuel margin                                                     $   3,716         $       -
Number of gallons sold                                             25,942                 -
Fuel margin per gallon                                          $    0.14         $       -

Reconciliation of fuel sales to net revenues (000's)

Fuel sales                                                      $  51,283         $       -
Lubricant and merchandise sales                                    10,298                 -
Other sales                                                           647                 -
---------------------------------------------------------------------------------------------
Net revenues                                                    $  62,228         $       -
=============================================================================================

Reconciliation of cost of fuel sold to total cost of products sold (excluding depreciation and amortization)

Fuel cost of products sold                                      $  47,567         $       -
Lubricants and merchandise cost of products sold                    8,730                 -
Other cost of products sold                                           199                 -
---------------------------------------------------------------------------------------------
Total cost of products sold (excluding
  depreciation and amortization)                                $  56,496         $       -
=============================================================================================

(1)  Dial was purchased on July 12, 2005. Therefore, no comparative statistics are shown for the three months ended March 31, 2005.
(2)  Dial Oil presents sales and cost of sales, net of excise taxes.

Consolidated
------------

                                                                 Three Months Ended March 31,
---------------------------------------------------------------------------------------------
                                                                   2006              2005
---------------------------------------------------------------------------------------------
Reconciliation to net revenues reported in
Condensed Consolidated Statement of Operations (000's)

Net revenues ? Refinery Group                                   $ 566,384         $ 493,027
Net revenues ? Retail Group                                       119,965            96,926
Net revenues ? Wholesale Group:
  Net revenues ? Phoenix Fuel                                     235,659           191,664
  Net revenues ? Dial Oil                                          62,228                 -
Net revenues ? Other                                                   71                98
Eliminations                                                     (121,282)          (69,989)
---------------------------------------------------------------------------------------------
Total net revenues reported in Condensed
  Consolidated Statement of Earnings                            $ 863,025         $ 711,726
=============================================================================================

Reconciliation to cost of products sold (excluding depreciation and amortization) in Condensed
Consolidated Statement of Operations (000's)

Cost of products sold ? Refinery Group
  (excluding depreciation and amortization)                     $ 540,788         $ 427,068
Cost of products sold ? Retail Group
  (excluding depreciation and amortization)                       104,255            83,175
Cost of products sold ? Wholesale Group:
  Cost of products sold ? Phoenix Fuel
    (excluding depreciation and amortization)                     226,326           182,176
  Cost of products sold ? Dial Oil
    (excluding depreciation and amortization)                      56,496                 -
Eliminations                                                     (121,282)          (69,989)
Other                                                               3,969             3,360
---------------------------------------------------------------------------------------------
Total cost of products sold (excluding depreciation
  and amortization) reported in Condensed Consolidated
  Statement of Operations                                       $ 810,552         $ 625,790
=============================================================================================

Our refining margin per barrel is calculated by subtracting cost of products from net sales and dividing the result by the number of barrels sold for the period. Our fuel margin per gallon is calculated by subtracting cost of fuel sold from fuel sales and dividing the result by the number of gallons sold for the period. We use refining margin per barrel and fuel margin per gallon to evaluate performance, and allocate resources. These measures may not be comparable to similarly titled measures used by other companies. Investors and analysts use these financial measures to help analyze and compare companies in the industry on the basis of operating performance. These financial measures should not be considered as alternatives to segment operating income, revenues, costs of sales and operating expenses or any other measure of financial performance presented in accordance with accounting principles generally accepted in the United States of America.